EXHIBIT 32.1

CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. Section 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of Friendable, Inc. (the “Issuer”) hereby certify that:

(1)	the quarterly report on Form 10-Q/A of the Issuer for the period ended September 30, 2022 fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

(2)	the information contained in the Form 10-Q/A fairly presents, in all material respects, the financial condition and results of operations of the Issuer.

Date: November 21, 2022

/s/ Robert Rositano Jr
Robert Rositano Jr
CEO, Secretary, and Director
(Principal Executive Officer)

/s/ Robert Rositano Jr
Robert Rositano Jr
Chief Financial Officer
(Principal Financial Officer and Principal Accounting Officer)